                                                                Exhibit 10.8

                             COLLATERAL ASSIGNMENT
                             ---------------------

         THIS AGREEMENT is made as of the 26th day of March, 1997, between DEFENSE TECHNOLOGY CORPORATION OF AMERICA (the "Assignor"), a Delaware corporation, having offices located at 191 Nassau Place Road, Yulee, Florida 32097, and BARNETT BANK, N.A. (the "Lender"), having offices located at 50 North Laura Street, Jacksonville, Florida 32202.

                                    RECITALS
                                    --------

         Armor Holdings, Inc. (the "Borrower") has executed and delivered its Renewal Promissory Note (as amended, extended or renewed from time to time, the "Note") of even date herewith to the Lender in the principal amount of $20,000,000.00 pursuant to an Amended and Restated Loan Agreement of even date herewith between the Borrower and the Lender (as amended or restated from time to time, the "Loan Agreement"). The Assignor has guaranteed payment of the Note and certain other obligations pursuant to a Guaranty of Payment (as amended or restated from time to time, the "Guaranty") dated November 14, 1996, as amended from time to time, executed by the Assignor in favor of the Lender. In order to induce the Lender to execute and deliver the Loan Agreement, the Assignor has agreed to grant to the Lender a security interest in certain trademark and patent rights. This Agreement is being executed contemporaneously with an Amended and Restated Security Agreement under which the Lender has been granted a lien on and security interest in goods (the "Other Assets") manufactured and sold under the Trademarks (as defined herein) and Patents (as defined herein), whereby the Lender shall have the right to foreclose on the Trademarks and Patents and the Other Assets in the event of the occurrence of an Event of Default (as defined in the Loan Agreement).

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. (a) To secure the complete and timely satisfaction of all Indebtedness (as defined herein), the Assignor hereby gives the Lender a continuing and unconditional security interest in, and collaterally assigns to the Lender: (i) the entire right, title and interest in and to those certain trademarks and trademark rights more particularly described on Exhibit "A" attached hereto, including without limitation all renewals thereof, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringement and all rights corresponding thereto throughout the world (all of the foregoing are collectively called the "Trademarks") and the goodwill of the businesses to which the Trademarks relate; and (ii) the entire right, title and interest in and to those certain patents and patent rights more particularly described on Exhibit "B" attached hereto, including without limitation all renewals thereof, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the rights to sue for past, present and future infringement and all rights corresponding hereto throughout the world (all of the foregoing are collectively called the "Patents").

            (b) The term "Indebtedness" means all obligations of any kind owing by the Assignor to the Lender. Indebtedness includes, without limitation, those obligations of the Assignor which: (i) are now existing or hereafter incurred;
(ii) are direct or indirect; or (iii) arise from loans, letters of credit, drafts, acceptances, guaranties, endorsements or otherwise. The Indebtedness may be: (i) related or unrelated to the purpose of the original extension of credit; (ii) of the same or a different class as the primary obligation; and
(iii) from time to time reduced or extinguished and thereafter increased or reincurred. The Indebtedness includes, without limitation, all amounts now or hereafter due under the Guaranty.

         2. The Assignor covenants and warrants that:

            (a) The Trademarks and Patents are subsisting and have not been adjudged invalid or unenforceable;

            (b) To the best of the Assignor's knowledge, each Trademark and Patent is valid and enforceable;

            (c) No claim has been made that the use of any Trademark or Patent does or may violate the rights of any third person;

            (d) The Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Trademarks and the Patents, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, registered user agreements and covenants by the Assignor not to sue third persons; and

            (e) The Assignor has the unqualified right to enter into this Agreement and perform its terms.

         3. The Assignor agrees that, until all of the Indebtedness shall have been satisfied in full and the Guaranty shall have terminated, it will not enter into any agreement (for example, a license agreement) which is inconsistent with the Assignor's obligations under this Agreement, except for license agreements entered into in arm's length transactions in the ordinary course of business.

         4. If, before the Indebtedness shall have been satisfied in full, the Assignor shall obtain rights to any new trademarks or patents, or applications or other rights relating thereto, the provisions of Section 1 hereto shall automatically apply thereto and the Assignor shall give the Lender prompt written notice thereof.

         5. The Assignor authorizes the Lender to modify this Agreement by amending it to include any future trademarks or patents, or any rights therein, issued to the Assignor.

         6. If any Event of Default shall have occurred under the Loan Agreement, the Lender shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks and Patents may be located and, without limiting the generality of the foregoing, the Lender may immediately, without demand of performance and without other notice or demand whatsoever to the Assignor (except as set forth below), all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Florida, or elsewhere, the Trademarks and the Patents, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Trademarks or Patents all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Indebtedness. Any remainder of the proceeds after payment in full of the Indebtedness shall be paid over to the Assignor. Notice of any sale or other disposition of the Trademarks or Patents shall be given to the Assignor at least five (5) days before the time of any intended public or private sale or other disposition of any Trademark or Patent is to be made, which the Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any holder of the Note (as defined in the Loan Agreement) or the Lender may, to the extent permissible under applicable law, purchase the whole or any part of any Trademark or Patent sold, free from any right of redemption on the part of the Assignor, which right is hereby waived and released.

         7. At such time as the Assignor shall completely satisfy all of the Indebtedness and relinquish in writing its right, if any, to obtain further advances from the Lender, this Agreement shall terminate.

         8. Any and all fees, costs and expenses, of any kind or nature, including reasonable attorneys' fees and legal expenses incurred by the Lender in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any Trademark or Patent, or in defending or prosecuting any actions or proceedings arising out of or related to any Trademark or Patent, shall be borne and paid by the Assignor on demand by the Lender and until so paid shall be added to the principal amount of the Indebtedness and shall bear interest at the Default Rate (as that term is defined in the Note).

         10. The Assignor shall have the duty, through counsel acceptable to the Lender, until the Indebtedness shall have been paid in full, to make federal application on registrable but unregistered trademarks or patents, to file and prosecute opposition and cancellation proceedings and to do any and all acts which are necessary or desirable to preserve and maintain all rights in each Trademark or Patent. Any expenses incurred in connection with any Trademark or Patent shall be borne by the Assignor. The Assignor shall not abandon any Trademark or Patent without the consent of the Lender, which consent shall not be unreasonably withheld.

         11. The Assignor shall have the right with the prior written consent of the Lender, which consent will not be unreasonably withheld, to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce or protect any Trademark or Patent, in which event the Lender may, if necessary, be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. The Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and expenses, including attorneys' fees, incurred by the Lender in the fulfillment of the provisions of this Section.

         12. In the event of the occurrence of any Event of Default under the Loan Agreement, the Assignor hereby authorizes and empowers the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Lender to use the Trademarks and the Patents, or to grant or issue any exclusive or non-exclusive license under each Trademark or Patent to anyone else, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of any Trademark or Patent to anyone else. The Assignor hereby ratifies all actions that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

         13. If the Assignor fails to comply with any of its obligations hereunder, the Lender may do so in the Assignor's name or in the Lender's name, but at the Assignor's expense, and the Assignor hereby agrees to reimburse the Lender in full for all expenses, including reasonable attorneys' fees, incurred by the Lender in protecting, defending and maintaining any Trademark or Patent.

         14. No course of dealing between the Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Loan Agreement, or the Loan Documents as defined therein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other further exercise thereof or the exercise of any other right, power or privilege.

         15. All of the Lender's rights and remedies with respect to the Trademarks and the Patents, whether established hereby, by the Loan Agreement, by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. In the event of any conflict between the terms hereof and the terms of the Loan Agreement or any of the Loan Documents, the terms giving the greater rights or benefits to the Lender shall govern.

         16. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         17. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 5.

         18. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         19. The validity and interpretation of this Agreement and the rights and obligations of the parties hereto shall be governed by the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            DEFENSE TECHNOLOGY CORPORATION OF
                                            AMERICA


                                            By: /s/ Carol T. Burke
                                               --------------------------------
                                               Its: Vice President - Finance
                                                   ----------------------------

                                            BARNETT BANK, N.A.


                                            By: /s/ Sharon W. Bowens
                                               --------------------------------
                                               Its: Loan Closing Officer
                                                   ----------------------------

STATE OF GEORGIA
COUNTY OF CAMDEN

         The foregoing instrument was acknowledged before me this 26th day of March, 1997, by Carol T. Burke, the Vice President of Finance of Defense Technology Corporation of America, on behalf of the corporation.

                                            /s/ V. Thomas Fountain
                                            -----------------------------------
                                            Notary Public, State of Georgia,
                                              at Large
                                            My Commission Expires: Jan 16, 2000

                                                       (Notary Seal)


STATE OF GEORGIA
COUNTY OF CAMDEN

         The foregoing instrument was acknowledged before me this 26th day of March, 1997, by Sharon W. Bowens, the Loan Closing Officer of Barnett Bank, N.A., on behalf of the bank.

                                            /s/ V. Thomas Fountain
                                            -----------------------------------
                                            Notary Public, State of Georgia,
                                              at Large
                                            My Commission Expires: Jan 16, 2000

                                                       (Notary Seal)